                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 13th day of July, 1994.




                                      /s/ ROGER W. STONE
                                      ----------------------------
                                      Roger W. Stone

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 22nd day of July, 1994.


                                      /s/ ARNOLD F. BROOKSTONE
                                      ----------------------------
                                      Arnold F. Brookstone

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 22nd day of July, 1994.


                                      /s/ THOMAS P. CUTILLETTA
                                      ----------------------------
                                      Thomas P. Cutilletta

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 15th day of July, 1994.



                                      /s/ RICHARD A. GIESEN
                                      ----------------------------
                                      Richard A. Giesen

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 22nd day of July, 1994.



                                      /s/ JAMES J. GLASSER
                                      ----------------------------
                                      James J. Glasser

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 22nd day of July, 1994.



                                      /s/ GEORGE D. KENNEDY
                                      ----------------------------
                                      George D. Kennedy

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 14th day of July, 1994.



                                      /s/ HOWARD C. MILLER, JR.
                                      ----------------------------
                                      Howard C. Miller, Jr.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 14th day of July, 1994.



                                      /s/ JOHN D. NICHOLS
                                      ----------------------------
                                      John D. Nichols

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 14th day of July, 1994.



                                      /s/ JERRY K. PEARLMAN
                                      ----------------------------
                                      Jerry K. Pearlman

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 15th day of July, 1994.



                                      /s/ RICHARD J. RASKIN
                                      ----------------------------
                                      Richard J. Raskin

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 14th day of July, 1994.



                                      /s/ ALAN STONE
                                      ----------------------------
                                      Alan Stone

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 22nd day of July, 1994.



                                      /s/ AVERY STONE
                                      ----------------------------
                                      Avery Stone

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 13th day of July, 1994.



                                      /s/ IRA N. STONE
                                      ----------------------------
                                      Ira N. Stone

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-1 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 14th day of July, 1994.



                                      /s/ JAMES H. STONE
                                      ----------------------------
                                      James H. Stone